UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2004


                            LOEHMANN'S HOLDINGS INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-31787                 13-4129380
          --------                     -------                 ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File No.)            Identification No.)


2500 Halsey Street, Bronx,  NY                                      10461
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (718) 409-2000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

                  99.1     Press Release dated June 9, 2004


Item 12. Results of Operations and Financial Condition

         On June 9, 2004 Loehmann's Holdings Inc. (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended May 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2004

                          LOEHMANN'S HOLDINGS INC.



                          By: /s/ Robert Glass
                              --------------------------------------------------
                                 Name:  Robert Glass
                                 Title: Chief Operating Officer, Chief Financial
                                        Officer and Secretary

                                  Exhibit Index


                 Exhibit No.         Description
                 -----------         -----------

                 99.1                Press Release dated June 9, 2004